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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 12.    Results of Operations and Financial Condition.

        On February 25, 2004, Midway Games Inc. issued a press release discussing financial results and financial guidance, a copy of which was filed with the SEC on Form 8-K on February 26, 2004. Shortly after the issuance of the February 25, 2004 press release, Midway Games Inc. held a conference call discussing financial results and financial guidance, including a question and answer period. A transcript of that call is being furnished to the SEC pursuant to this Form 8-K and is attached to this report as Exhibit 99.1.

        Unless expressly incorporated into a filing of the Registrant with the SEC, the information contained in this report shall not be deemed incorporated by reference into any such filing, regardless of any general incorporation language in any such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
February 25, 2004	By:	/s/ DAVID F. ZUCKER David F. Zucker Chief Executive Officer

Exhibit Index

Exhibits	Description
99.1	Transcript of Midway Games Inc. Conference Call dated February 25, 2004

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  Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index